UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 17, 2015 (December 17, 2015)

Travelport Worldwide Limited

(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-36640 (Commission File No.)	98-0505105 (I.R.S. Employer Identification Number)

Axis One, Axis Park

Langley, Berkshire, United
Kingdom SL3 8AG

(Address of principal executive
office)

Registrant's telephone number, including area code 44-1753-288-000

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.

As previously announced, Travelport Worldwide Limited (the “Company”) held its inaugural Analyst and Investor Day (the “Presentation”) on Thursday, December 17, 2015. A live audiocast of the presentation and the accompanying slides will be available via the Investors section of our website.

In connection with the Presentation, the Company reaffirmed its guidance for the full year of 2015, as previously reported during the Company’s third quarter 2015 results in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 2, 2015. The Company also reaffirmed its previously announced target to reduce net leverage to below three times Adjusted EBITDA by 2018.

The Company also provided certain guidance for 2016 during the Presentation. The Company expects total revenue to grow by 6-8%, Adjusted EBITDA to grow by 6-8%, Adjusted net income to grow by approximately 20% and Adjusted free cash flow to grow by 15-20%, each for the full year ending December 31, 2016 compared to the full year ending December 31, 2015. The Company also expects Travel Commerce Platform revenue of over $3 billion by 2020, with over one third derived from the Company’s Beyond Air channel. The Company further expects Adjusted free cash flow to be greater than $250 million by 2020.

The information provided in Item 7.01 of the Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Certain items in Current Report on Form 8-K, including, but not limited to, matters relating to revenue, net income and earnings, and assumptions or projections regarding future events or future results and percentages or calculations using these measures, capital structure, future business opportunities, plans, prospects or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements.  These forward-looking statements are based on management’s current views with respect to future results, are only predictions, not historical fact, and are subject to risks and uncertainties, as well as assumptions.  These statements are not guarantees of future performance. Actual results may differ materially from those contemplated by forward-looking statements.  The Company refers you to our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on February 27, 2015, and our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2015, filed with the SEC on May 6, 2015, for the quarter ended June 30, 2015, filed with the SEC on August 4, 2015, and for the quarter ended September 30, 2015, filed with the SEC on November 2, 2015, for additional discussion of these risks and uncertainties, as well as a cautionary statement regarding forward-looking statements.  Forward-looking statements made during the Presentation and included in this Current Report on Form 8-K speak only as of today’s date.  The Company expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, any change in expectations or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT WORLDWIDE LIMITED

/s/ Rochelle Boas
Rochelle Boas Senior Vice President and Secretary

Date: December 17, 2015